Second Quarter 2011 Financial Results August 4, 2011 Exhibit 99.2

Agenda Company Highlights and Second Quarter 2011 Production Second Quarter 2011 Financial Results, 2011 Outlook and Sales Backlog Update Summary Q and A Session 2

Strong financial and operating momentum continues Year-over-year sales up 21% and core operating earnings up 20% 8th consecutive quarter of year-over-year earnings improvement Significant improvement in Electrical margins Generated free cash flow of $121 million and increased revolving line of credit to $500 million More than $200 million of free cash flow in first half of 2011 Returned $86 million to shareholders through share repurchases and cash dividends Improved 2011 outlook for sales, earnings and free cash flow Continuing to win new business globally Second Quarter 2011 Company Highlights* 3 * Core operating earnings represents income before interest, other (income) expense, income taxes, restructuring costs and other special items. Free cash flow represents net cash provided by operating activities less capital expenditures. Please see slides 8 and 11, as well as slides titled "Non- GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation, for further information.

Second Quarter 2011 Global Vehicle Production Source: IHS Automotive Vehicles Produced (in millions) 4

5 Second Quarter 2011 Financial Results

Global industry production down 1% reflecting parts shortages in Japan Vehicle production in North America and Europe up 1% Continued growth in BRIC markets Net sales of $3.7 billion, up 21% from a year ago Core operating earnings of $228 million, up 20% from a year ago Free cash flow of $121 million Earnings per share of $1.65 Quarter-end cash of $1.8 billion and total debt of $698 million Second Quarter 2011 Lear Financial Summary* * Please see slides 8 and 11, as well as slides titled "Non-GAAP Financial Information" at the end of this presentation, for further information. 6

7 Second Quarter 2011 Reported Financials* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

8 Second Quarter 2011 Impact of Restructuring and Other Special Items* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Second Quarter 2011 Seating Performance*

Adjusted Segment Margins



8.7%
7.9%
Q2 2010
Q2 2011

(in millions)

	Q2 2010	Q2 2011
Sales	$ 2,407.5	$ 2,859.9
Earnings**	$ 207.3	$ 223.4
Adj. Earnings**	$ 209.3	$ 225.6

Explanation of Year-over-Year Change

Sales Factors

+ Sales backlog
+ Foreign exchange
– Selling price reductions

Margin Performance

+ Sales backlog
+ Favorable operating performance
– Selling price reductions
– Higher launch and development costs
– Higher commodity costs
– Foreign exchange

* Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

** Reported segment earnings represents pretax income before interest and other (income) expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

LEAR PROPRIETARY AND CONFIDENTIAL The information contained herein is the exclusive property of Lear Corporation. This data shall not be disseminated or republished without the prior written consent of Lear Corporation.

9

Second Quarter 2011
Electrical Power Management Systems Performance*

LEAR CORPORATION

Adjusted Segment Margins



5.2%
6.1%
Q2 2010
Q2 2011

(in millions)

	Q2 2010	Q2 2011
Sales	$ 631.8	$ 816.4
Earnings**	$ 23.5	$ 48.5
Adj. Earnings**	$ 32.8	$ 49.6

Explanation of Year-over-Year Change

Sales Factors

+ Production on key platforms
+ Foreign exchange
+ Sales backlog
– Selling price reductions
– Japanese production disruptions

Margin Performance

+ Production on key platforms
+ Favorable operating performance
– Selling price reductions
– Higher launch and development costs
– Higher commodity costs
– Japanese production disruptions

* Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

** Reported segment earnings represents pretax income before interest and other (income) expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items.

LEAR PROPRIETARY AND CONFIDENTIAL The information contained herein is the exclusive property of Lear Corporation. This data shall not be disseminated or republished without the prior written consent of Lear Corporation.

10

Second Quarter 2011 Free Cash Flow* (in millions) 11 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Cash Repatriation Update Dividends and Share Repurchases 12 (in millions) (CHART) $40 $86 $126 Share Repurchases Dividends Initiated quarterly cash dividend and share repurchase program in February 2011 Repurchased approximately 1.5 million shares during the second quarter at an average price of $49.76 Paid cash dividend of $0.125 per share in June 2011 $300 million remaining under February 2011 share repurchase authorization

Status of Lear Share Count Number of Shares * Common Stock 103.9 million Warrants (^ 660,000 warrants) 1.3 million Management Shares (shares vest over 3 years based on time and performance) 2.4 million Total Shares, assuming full exercise/vesting 107.6 million Warrants Each Warrant entitles the holder to purchase two shares of Common Stock Warrants are exercisable at an exercise price of $0.005 per share through November 9, 2014, at which time they expire * As of July 2, 2011 13

14 2011 Outlook and Sales Backlog Update

Full Year 2011 Outlook Vehicle Production, Euro and Key Commodities* Sources: IHS Automotive and Company estimates Vehicle Production (in millions) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 15

16 * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Full Year 2011 Financial Outlook*

2011 to 2013 Consolidated Sales Backlog* 2011 - 2013 Sales Backlog 17 (in millions) (CHART) ^$2,400 ^$1,000 ^$900 ^$500 $200 $100 $ - $100 Increase from Prior Backlog * Sales backlog assumes volumes based on the most recent IHS Automotive production forecast and a Euro exchange rate of $1.40 / Euro. Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 17 By Product: Seating -- 60% Electrical Power Management Systems -- 40% By Region: North America -- 40% Europe -- 35% Asia -- 20% South America -- 5%

18 Summary

Another quarter of positive financial and operating performance Sales and earnings increased faster than industry production Strong financial results in both business units Generated $121 million of free cash flow; finished quarter with $1.8 billion in cash Improved capital structure and returned cash to shareholders New credit agreement provides incremental liquidity and financial flexibility Cash dividends and share repurchases totaled $86 million during the second quarter Committed to maintaining investment grade credit metrics Increasing 2011 financial outlook Sales of $13.4 to $13.8 billion, up $400 million Core operating earnings of $740 to $780 million, up $40 million Free cash flow of approximately $425 million, up $25 million Continuing to win new business and further diversify sales 19 Summary* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

20 Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income before interest and other (income) expense," "pretax income before interest, other (income) expense, restructuring costs and other special items" (core operating earnings), "pretax income before restructuring costs and other special items," "adjusted net income attributable to Lear," "adjusted diluted net income per share attributable to Lear" (adjusted earnings per share), "tax expense excluding restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure). Other (income) expense includes, among other things, equity in net income of affiliates, non-income related taxes, foreign exchange gains and losses, gains and losses related to certain derivative instruments and hedging activities and gains and losses on the sales of assets. Adjusted net income attributable to Lear and adjusted earnings per share represent net income attributable to Lear and diluted net income per share attributable to Lear, respectively, adjusted for restructuring costs and other special items, including the tax effect thereon, and other discrete tax items. Free cash flow represents net cash provided by operating activities less capital expenditures. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items, adjusted net income attributable to Lear, adjusted earnings per share and tax expense excluding restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. Pretax income before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items, adjusted net income attributable to Lear, adjusted earnings per share, tax expense excluding restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income, net income attributable to Lear, diluted net income per share attributable to Lear, cash provided by operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the slides 8 and 11, as well as the following slides, are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

21 Non-GAAP Financial Information Segment Earnings

22 Non-GAAP Financial Information Adjusted Segment Earnings

Forward-Looking Statements 23 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this presentation or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of the Company's customers and suppliers; changes in actual industry vehicle production levels from the Company's current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company's suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company's management of new program launches; the costs, timing and success of restructuring actions; increases in the Company's warranty, product liability or recall costs; risks associated with conducting business in foreign countries; competitive conditions impacting the Company and its key customers and suppliers; the cost and availability of raw materials, energy, commodities and product components and the Company's ability to mitigate such costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations; unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers; limitations imposed by the Company's existing indebtedness and the Company's ability to access capital markets on commercially reasonable terms; impairment charges initiated by adverse industry or market developments; the Company's ability to execute its strategic objectives; changes in discount rates and the actual return on pension assets; costs associated with compliance with environmental laws and regulations; developments or assertions by or against the Company relating to intellectual property rights; the Company's ability to utilize its net operating loss, capital loss and tax credit carryforwards; the impact of any failure by the United States or any other country to satisfy its obligations, a downgrade (or the prospect of a downgrade) of credit ratings assigned to any such obligations and other similar developments relating to the global credit markets and economic conditions; the impact of pending and future governmental actions in the United States or any other country to address budget deficits through reductions in spending and/or revenue increases; and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation makes reference to the Company's sales backlog. The Company's sales backlog reflects anticipated net sales from formally awarded new programs net of lost and cancelled programs. The calculation of the sales backlog does not reflect customer price reductions on existing or newly awarded programs. The sales backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new programs, foreign exchange rates and the timing of major program launches. For purposes of this presentation, the sales backlog includes data for the full years 2011- 2013. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.